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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: OCTOBER 22, 2001



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                      0-27331                     88-0348835
(STATE OR OTHER           (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                       IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On October 22, 2001, FindWhat.com, a Nevada corporation reported third quarter 2001 results and provided guidance for future financial performance. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.  EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                       Description
             -----------                       -----------

                 99 Press Release, dated October 22, 2001, entitled "FINDWHAT.COM ANNOUNCES RECORD THIRD QUARTER RESULTS - REVENUE INCREASES 23% SEQUENTIALLY; NET INCOME OF $0.04 PER SHARE, RAISES 2001 GUIDANCE."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FINDWHAT.COM


Date:  October 22, 2001                    By: /s/ Phillip R. Thune
                                              ------------------------------
                                               Chief Operating Officer and
                                               Chief Financial Officer



                                       2

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                                  EXHIBIT INDEX

               Exhibit No.                  Description
               -----------                  -----------

                 99 Press Release, dated October 22, 2001, entitled "FINDWHAT.COM ANNOUNCES RECORD THIRD QUARTER RESULTS - REVENUE INCREASES 23% SEQUENTIALLY; NET INCOME OF $0.04 PER SHARE, RAISES 2001 GUIDANCE."